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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2006

                                 S1 Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                000-24931                  58-2395199
  (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation)           File Number)           Identification No.)

    35000 Lenox Road, Suite 200, Atlanta, Georgia                 30326
      (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (404) 923-3500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2006, S1 Corporation ("S1") issued a press release announcing the results of operations for the first quarter ended March 31, 2006. That press release is furnished as Exhibit 99.1 to this report. Also on April 26, 2006 at 5:30 p.m., S1 held a conference call during which S1 discussed its first quarter results. A transcript of the conference call is furnished as Exhibit 99.2 to this report. A live webcast of the call will be available through S1's website, www.s1.com. A replay of the conference call will be available through May 2, 2006 on S1's website.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit No.   Description
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99.1          Press release dated April 26, 2006.

99.2          Transcript of conference call held April 26, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 S1 CORPORATION
                                                 (Registrant)


                                                 /s/ Richard P. Dobb
                                                 -------------------------------
                                                 Richard P. Dobb
                                                 Vice President,
                                                 General Counsel and Secretary

Date: April 26, 2006

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated April 26, 2006.

99.2          Transcript of conference call held April 26, 2006.